UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2021

Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 445-5700	N/A
(Registrant’s telephone number, including area code)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Hudson Pacific Properties, Inc. ☐
Hudson Pacific Properties, L.P. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Hudson Pacific Properties, Inc. ☐
Hudson Pacific Properties, L.P. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	HPP	New York Stock Exchange

ITEM 8.01 OTHER EVENTS
On November 4, 2021, Hudson Pacific Properties, Inc. (the “Company”) and its operating partnership subsidiary, Hudson Pacific Properties, L.P. (the “Operating Partnership”), entered into an underwriting agreement dated November 4, 2021 (the “Underwriting Agreement”) with BofA Securities, Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and RBC Capital Markets, LLC, as representatives of the several underwriters, relating to the sale of 16,000,000 shares of the Company’s 4.750% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), in connection with an underwritten public offering (the “Offering”), pursuant to the Company’s effective registration statement on Form
S-3
(File
No. 333-255579).
The underwriters have also been granted an option to purchase an additional 2,400,000 shares of Series C Preferred Stock, which is exercisable for 30 days from the date of the Underwriting Agreement solely to cover over-allotments, if any. The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the Operating Partnership have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Offering is expected to close on November 16, 2021, subject to customary closing conditions. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 4, 2021, among Hudson Pacific Properties, Inc., Hudson Pacific Properties, L.P., and BofA Securities, Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and RBC Capital Markets, LLC, as the representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hudson Pacific Properties, Inc.

Date: November 10, 2021	By:	/s/ Mark T. Lammas
Mark T. Lammas
President

Hudson Pacific Properties, L.P.
	By:	Hudson Pacific Properties, Inc.
Its General Partner

	By:	/s/ Mark T. Lammas
Mark T. Lammas
President